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                                                                    EXHIBIT 99.4

                         TRANSITION SUPPORT AGREEMENT

          THIS AGREEMENT ("Agreement") for the performance of corporate services is executed and made effective as of June 30, 2001, between Equifax Inc., a Georgia corporation ("Equifax"), and Certegy Inc., a Georgia corporation ("Certegy").

          WHEREAS, Equifax, through the operation of its Payment Services Group, is engaged in the business of providing payment transaction processing solutions and services to financial institutions and merchants;

          WHEREAS, the Board of Directors of Equifax has determined that it would be advisable and in the best interests of Equifax and its shareholders for Equifax to contribute the businesses, operations, assets and liabilities of its Payment Services Group (collectively, the "Business") to Certegy in exchange for Certegy common stock and thereafter to distribute all of the outstanding shares of Certegy's common stock on a pro rata basis to the holders of Equifax's common stock (the "Distribution") pursuant to a Distribution Agreement, dated as of the date hereof, between Equifax and Certegy (the "Distribution Agreement");

          WHEREAS, the parties intend that the transactions described herein will be effective at the Effective Time (as defined in the Distribution Agreement); and

          WHEREAS, the parties hereto deem it to be appropriate and in the best interests of the parties that they provide certain interim services to each other, including financial, accounting, tax, computer systems support and other services on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Capitalized terms not defined herein shall have the meanings set forth in the Distribution Agreement.

          2.  Description of Services.

              (a) Equifax shall, subject to the terms and provisions of this Agreement, provide Certegy with (i) services, with respect to the Business, as set forth on the Exhibits hereto, including, without limitation, computer system support services, and (ii) such other specific services as Certegy may from time to time reasonably request, subject to Equifax's sole discretion and its being in a position to supply such additional services at the time of such request (collectively, the "Equifax Services").

              (b) Certegy shall, subject to the terms and provisions of this Agreement, provide Equifax with (i) services as set forth on the Exhibits hereto, including, without limitation, computer system support services, and
(ii) such other services as Equifax may from time to time reasonably request, subject to Certegy's sole discretion and its being in a position to supply such additional services at the time of the request (collectively, the "Certegy Services").
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          (c) Each Exhibit hereto (i) may identify which specific member(s) of the Equifax Group or the Certegy Group that the parties intend will provide the services and which member(s) of the Equifax Group or the Certegy Group that the parties intend will receive the services; (ii) will provide a description of the services; and (iii) may also include applicable warranties, service levels, service credits and any other special terms and conditions with respect to the services described therein.

          (d) The parties have each exerted their best efforts to identify each material service to be provided by the members of one Group to the members of the other Group during a transition period after the Effective Time and to address such services in this Agreement and the Exhibits hereto. However, the parties acknowledge that there may be material services that the parties would have intended to be included which have inadvertently been omitted from this Agreement and the Exhibits. The parties agree to cooperate and negotiate with each other in good faith in order to come to an agreement regarding the continued provision of such material services that have inadvertently been omitted from this Agreement and the Exhibits, on terms that are acceptable to both parties. Moreover, the parties agree that the services to be provided may require adjustments during the term of this Agreement to reflect (i) the evolving business and operations of each Group and applicable law; (ii) that the relationship memorialized by this Agreement is dynamic in nature and will evolve as the operating and business environment of each Group changes and evolves; and
(iii) that the scope of the services that will be provided during the term of this Agreement and the corresponding fees charged and payment terms extended by the parties may need to be modified to reflect the foregoing. The parties agree to cooperate and negotiate with each other in good faith in order to modify this Agreement as appropriate to give effect to the intent of the parties and the enduring and dynamic nature of each of the parties' respective businesses and the relationship between the parties.

          (e) Each of Equifax and Certegy, as the case may be, shall use commercially reasonable efforts to transition from using the services provided by the other under this Agreement during the first year of the term of this Agreement. Equifax and Certegy agree that they shall use commercially reasonable efforts to assist each other with the development of transition plans to assure a smooth and orderly transition.

      3.  Consideration for Services.

          (a) Certegy shall pay Equifax for all the Equifax Services as described on the applicable Exhibits, and Equifax shall pay Certegy for all the Certegy Services as described on the applicable Exhibits, at the rates specified on each such Exhibit. Unless otherwise stated in an applicable Exhibit, the costs and fees payable under such Exhibit shall be exclusive of any and all sales, use, ad valorem, value added or similar taxes.

          (b) The costs and fees for services set forth on each Exhibit are based on certain assumptions acknowledged and agreed to by the parties as of the Effective Time regarding the underlying costs of providing such services. If events occur that cause a material change in the underlying costs of providing the services set forth on a particular Exhibit, Equifax and Certegy hereby agree to negotiate with each other in good faith in order to (i) provide for a

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proper refund to the recipient of such services by the provider, in cases where the recipient has already paid the provider and costs and fees have been overestimated, (ii) provide for a proper supplemental payment to the provider of such services by the recipient, in cases where the recipient has already paid the provider and costs and fees have been underestimated and (iii) adjust the costs and fees that the recipient of such services will be required to pay the provider going forward for the continued provision of such services.

          4. Terms of Payment. Within thirty (30) business days after the end of each month during the term of this Agreement, each member of the Equifax Group or the Certegy Group providing services hereunder will submit a written invoice to the member of the Equifax Group or the Certegy Group (as applicable) receiving such services for fees for the services provided during the immediately preceding month together with an accounting of the charges for the immediately preceding month's services. Within twenty (20) business days after the receipt of such invoices, each member of the Equifax Group or the Certegy Group will remit payment of the full amount of such invoices to the member of the Equifax Group or the Certegy Group that provided the applicable service(s) in the manner provided in Section 5 below. Interest shall accrue on a day to day basis at the lower of one and one-half percent (1 1/2%) per month or the highest rate allowable under applicable law on any amounts not received by the party providing the service hereunder within thirty (30) business days after receipt by the other of the invoice. The amount of any monthly service fee shall be prorated to correspond with the portion of a given month for which services were actually rendered.

          5. Method of Payment. Unless otherwise stated in the applicable Exhibit or agreed to by the parties, all amounts payable by the parties for the services rendered by the other pursuant to this Agreement shall be remitted in United States dollars in the form of a wire transfer.

          6. No Service Levels or Service Credits. All services will be provided in a commercially reasonable manner in accordance with any service levels specified on a particular Exhibit. Except as set forth in the immediately preceding sentence or pursuant to Section 20 hereof, unless set forth on the applicable Exhibit, there shall be no service levels or service credits with respect to any of the services to be performed hereunder by any member of the Equifax Group or the Certegy Group.

          7. WARRANTIES. THIS IS A SERVICE AGREEMENT. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT OR ON AN APPLICABLE EXHIBIT, (A) NEITHER PARTY, NOR ANY MEMBER OF EITHER PARTY'S GROUP, GUARANTEES OR WARRANTS THE SERVICES TO BE PROVIDED HEREUNDER, (B) THE SERVICES WILL BE PROVIDED ON AN "AS IS" AND "WITH ALL FAULTS" BASIS AND (C) THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OR GUARANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, NONFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE EXPRESSLY DISCLAIMED. NEITHER PARTY, NOR ANY MEMBER OF EITHER PARTY'S GROUP NOR ANY OF ITS INFORMATION SOURCES, GUARANTEES OR WARRANTS THE CORRECTNESS,

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COMPLETENESS, CURRENTNESS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE
OF ANY DATA PROVIDED TO ANY MEMBER OF THE OTHER PARTY'S GROUP.

          8.  Liability; Indemnification.

              (a) In no event shall either Equifax or Certegy, or any member of their respective Groups, have any liability, whether based on contract, tort (including, without limitation, negligence or strict liability), warranty or any other legal or equitable grounds, for any punitive, consequential, indirect, exemplary, special or incidental loss or damage suffered by the other arising from or related to this Agreement, including without limitation, loss of data, profits, interest or revenue, or interruption of business, even if such party has been informed of or might otherwise have anticipated or foreseen the possibility of such losses or damages. Notwithstanding the foregoing, any damages awarded or obtained (whether by settlement, compromise or judgment) as a result of Third Party Claims shall be considered direct damages for purposes of this Agreement.

              (b) The limitations set forth in Section 8(a) above shall not apply to liabilities which may arise as the result of the willful misconduct of a party.

              (c) Certegy shall indemnify, defend and hold harmless Equifax and its affiliates and their respective directors, officers, employees and agents (the "Equifax Indemnitees") from and against any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses) in connection with any and all actions or threatened actions ("Indemnifiable Losses") incurred or suffered by any of the Equifax Indemnitees arising from, related to or associated with (i) Equifax's furnishing or failure to furnish the services provided for in this Agreement, other than liabilities arising out of the willful misconduct of the Equifax Indemnitees and (ii) the willful misconduct of Certegy in furnishing or failing to furnish the services to be provided by Certegy in this Agreement.

              (d) Equifax shall indemnify, defend and hold harmless Certegy and its affiliates and their respective directors, officers, employees and agents (the "Certegy Indemnitees") from and against any and all Indemnifiable Losses incurred or suffered by any of the Certegy Indemnitees arising from, related to or associated with (i) Certegy's furnishing or failure to furnish the services provided for in this Agreement, other than liabilities arising out of the willful misconduct of the Certegy Indemnitees, and (ii) the willful misconduct of Equifax in furnishing or failing to furnish the services to be provided by Equifax to Certegy in this Agreement.

              (e) No insurer or any other third party shall be, by virtue of the foregoing indemnification provisions, (i) entitled to a benefit it would not be entitled to receive in the absence of such provisions, (ii) relieved of the responsibility to pay any claims to which it is obligated, or (iii) entitled to any subrogation rights with respect to any obligation hereunder.

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              (f) The procedures for indemnity claims pursuant to this Section 8 shall be those set forth in Article V of the Distribution Agreement.

              (g) Notwithstanding anything contained herein to the contrary, in no event shall either Equifax or Certegy, or any member of either of their respective Groups, in the aggregate, (each a "Liable Party"), have any liability including, without limitation, the obligation to indemnify the recipient of a particular service, to any member of the other Group during any Contract Year (as defined below), for Indemnifiable Losses arising under a particular Exhibit in an amount in excess of the fees received by such Liable Party under such Exhibit from the other Group during such Contract Year. "Contract Year" means a twelve (12) month period beginning at the Effective Time or the first anniversary of the Effective Time (or the first date upon which the provider of services under an Exhibit is obligated to begin providing such services (if later than the Effective Time), and the first anniversary of such date); provided, however, that the limitation on liability set forth in this Section 8(g) shall not apply to losses caused by willful misconduct.

              (h) Notwithstanding anything contained herein to the contrary, in no event shall either Equifax or Certegy, or any member of either of their respective Groups, in the aggregate, have any liability to any member of the other Group during any Contract Year for Indemnifiable Losses that arise from a breach of the main body of this Agreement (in contrast to an Exhibit) in an amount in excess of the aggregate fees paid by both parties for all services rendered hereunder during such Contract Year; provided, however, that the limitation on liability set forth in this Section 8(h) shall not apply to losses caused by willful misconduct.

          9.  Term; Termination; Survival.

              (a) The term of this Agreement will begin as of the Effective Time and will expire two (2) years from the Effective Time, unless sooner terminated as provided below.

              (b) Notwithstanding Section 9(a) above, either Equifax or Certegy, as the recipient of a particular service, may, at its option, upon no less than sixty (60) days prior written notice to the other (or such other period as the parties may mutually agree in writing), direct the other to no longer provide such service. Notwithstanding anything to the contrary contained in an Exhibit, the sixty (60) days minimum notice requirement contained in this Section 9(b) may not be shortened, unless an Exhibit states explicitly that the minimum notice requirement contained in this Section 9(b) shall not apply. In the event of any termination with respect to one or more, but less than all, services to be provided hereunder, this Agreement will continue in full force and effect with respect to any services not terminated.

              (c) Notwithstanding Section 9(a) above, either Equifax or Certegy, as the provider or recipient of a particular service, may terminate a particular service being provided under an applicable Exhibit if the other party materially breaches any of the terms hereof or of such applicable Exhibit if the breach is not cured within thirty (30) days after written notice of breach is delivered to the breaching party; provided, however, that if the breach is not capable of

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being cured within such thirty (30) day period and the breaching party is proceeding to cure the breach with reasonable diligence, the cure period shall be extended to sixty (60) days.

          (d) Notwithstanding Section 9(a) above, this Agreement may be terminated in its entirety in accordance with any of the following:

               (i)   Upon written agreement of the parties;

               (ii) By either Certegy or Equifax for material breach by the other of any of the terms hereof if the breach is not cured within thirty
     (30) days after written notice of breach is delivered to the breaching party; provided, however, that if the breach is not capable of being cured within such thirty (30) day period and the breaching party is proceeding to cure the breach with reasonable diligence, the cure period shall be extended to sixty (60) days;

               (iii) By either Certegy or Equifax, upon written notice to the other if the other becomes insolvent or makes an assignment of substantially all of its assets for the benefit of creditors, or is placed in receivership, reorganization, liquidation or bankruptcy;

               (iv) By Equifax, upon written notice to Certegy, if, for any reason, the ownership or control of Certegy or any of Certegy's operations, becomes vested in, or is made subject to the control or direction of, any direct competitor of Equifax or one of its subsidiaries, but such termination shall be applicable only with respect to services provided by Equifax to the portion of Certegy's businesses that has been affected by the change in control; or

               (v) By Certegy, upon written notice to Equifax, if for any reason, the ownership or control of Equifax or any of Equifax's operations becomes vested in, or is made subject to the control or direction of, any direct competitor of Certegy or one of its subsidiaries, but such termination shall be applicable only with respect to services provided by Certegy to the portion of Equifax's businesses that has been affected by the change in control.

          (e) Upon any termination or expiration pursuant to this Section 9, Equifax and Certegy shall be compensated for all services performed to the date of termination or expiration in accordance with the provisions of this Agreement, and Equifax and Certegy, as the case may be, will consider hiring (but shall not be obligated to hire) certain employees of the other identified by the other prior to the termination or expiration to the extent that Equifax or Certegy, as the case may be, does not contract with third parties to provide the services rendered by Equifax or Certegy pursuant to this Agreement.

          (f) Upon termination or expiration of this Agreement (or an Exhibit, as the case may be), all rights and obligations of the parties under this Agreement (or such Exhibit, as the case may be) will immediately cease and terminate (except for the rights and obligations

                                       6
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pursuant to Sections 6 through 9, 14 and 16 through 25, and the definitions required thereby, which will survive such termination or expiration), and neither party will have any further obligation to the other party with respect to this Agreement (or such Exhibit, as the case may be), except (i) for fees and reimbursable expenses payable to the other party accrued but unpaid at the date of termination or expiration, and (ii) as set forth in the provisions of this Agreement which are specifically designated herein as surviving such termination or expiration.

     10. Access. During the term of this Agreement, each member of the Equifax Group and of the Certegy Group will permit employees and agents of the members of the other Group access to its premises if reasonably necessary to receive any of the services provided hereunder. While on the premises of the other Group, the employees and agents of the visiting party shall abide by the rules and regulations of the hosting party. The visiting party shall indemnify, defend and hold the hosting party harmless from and against any and all damages, losses, costs and expenses suffered or incurred by reason of damage to person or property caused by the gross negligence or willful misconduct of its employees or agents while on the premises of the hosting party.

     11. Amendment and Waiver. This Agreement may not be altered or amended, nor may any rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver. No waiver of any terms, provision or condition of or failure to exercise or delay in exercising any rights or remedies under this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, provision, condition, right or remedy or as a waiver of any other term, provision or condition of this Agreement.

     12. Force Majeure. Any delays in or failure of performance by Equifax or Certegy shall not constitute a default hereunder if and to the extent such delay or failure of performance is caused by occurrences beyond the reasonable control of Equifax or Certegy, as the case may be, including, but not limited to: acts of God or the public enemy; compliance with any order or request of any governmental authority; acts of war; riots or strikes or other concerted acts of personnel; network failures or failures in communications; the wrongful termination of any Third Party Agreement (as defined in Section 20 below) by such third party; or any other causes beyond the reasonable control of Equifax or Certegy, whether or not of the same class or kind as those specifically named above; provided that the affected party must (a) promptly notify the other party in writing and furnish all relevant information concerning the event of force majeure; (b) use reasonable efforts to avoid or remove the cause of its non-performance; and (c) proceed to perform its obligations with dispatch when such cause is removed.

     13. Assignment; Parties in Interest. Neither of the parties hereto may assign its rights or delegate any of its duties under this Agreement without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer any benefits, rights or remedies upon any person or entity other than members of the Equifax Group and the Certegy Group and the Equifax Indemnitees and Certegy Indemnitees under Section 8 hereof.

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     14.  Confidentiality; Ownership of Information.

     (a) Each party shall, and shall cause each member of its Group to hold, and cause its directors, officers, employees, agents, consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all information of or concerning the other party or its Group obtained or created pursuant to this Agreement (except to the extent that the Distribution Agreement, this Agreement or any other Ancillary Agreement permits or requires the use or disclosure of such information or to the extent such information can be shown to have been (i) in the public domain through no fault of the persons or entities subject to the restrictions of this Section 14(a) (each a "receiving party"), (ii) later lawfully acquired after the Effective Time on a non-confidential basis from a third party or (iii) independently generated without any reference to any proprietary or confidential information of the other party or its Group), and no receiving party shall (x) use such information, except for the benefit of the other party's Group in connection with the performance of the Distribution Agreement, this Agreement or any other Ancillary Agreement or (y) disclose such information to any other person or entity, except its employees, directors, officers, agents, auditors, attorneys, financial advisors, bankers and other consultants and advisors who need to know such information and who shall be advised of the obligations contained in this
Section 14(a) and be bound by them. Each receiving party shall be deemed to have satisfied its obligation to hold confidential any information concerning or owned by the other party or its Group if it exercises the same care as it takes to preserve confidentiality for its own similar information. The covenants in this Section 14(a) shall survive any termination of this Agreement or of any obligation to provide services hereunder pursuant to Section 9 and shall continue indefinitely; provided, however, that the covenants in this Section 14(a) shall terminate with respect to any information not constituting a trade secret under applicable law on the third anniversary of the first date on which all obligations to provide services hereunder have terminated (but any such termination shall not terminate or otherwise limit any other covenant or restriction regarding the disclosure or use of such information under any other Ancillary Agreement, the Distribution Agreement or other agreement, instrument or legal obligation).

     (b) Any information owned by one party or any of its subsidiaries that is provided to a requesting party pursuant to this Agreement shall be deemed to remain the property of the providing party. Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such information.

     15. Conflicts Between this Agreement and an Exhibit. As long as any Exhibit remains in effect, the terms of this Agreement shall govern such Exhibit. Except for the minimum notice requirement contained in Section 9(b), if any provision of an applicable Exhibit conflicts with a provision of this Agreement, the provision of such Exhibit will control; provided, however, that in no event shall the term for the provision of any service under this Agreement or an Exhibit exceed two (2) years from the Effective Time.

     16. Applicability to Group Members. Equifax and Certegy shall each cause the members of their respective Groups to (a) comply with this Agreement and the Exhibits hereto

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and (b) perform the services described on the Exhibits hereto. From time to time after the date hereof, Equifax and Certegy may change which member(s) of their respective Groups provide or receive services hereunder, provided that such changes do not materially change the nature of the services being provided.

     17. Notices. All notices and communications under this Agreement shall be in writing and shall be deemed to have been given (a) when received, if such notice or communication is delivered by facsimile, hand delivery or overnight courier, and (b) three (3) business days after mailing if such notice or communication is sent by United States registered or certified mail, return receipt requested, first class postage prepaid. All notices and communications, to be effective, must be properly addressed to the party to whom the same is directed at its address as follows:

                    If to Equifax, to:       Equifax Inc.
                                             1550 Peachtree Street, N.W.
                                             Atlanta, Georgia 30309
                                             Attention: Phillip J. Mazzilli
                                                        Chief Financial Officer
                                             Fax: (404) 885-8682

                    with a copy to:          Equifax Inc.
                                             1550 Peachtree Street
                                             Atlanta, Georgia 30309
                                             Attention: Kent E. Mast
                                                        General Counsel
                                             Fax: (404) 885-8988



                    If to Certegy, to:       Certegy Inc.
                                             11720 Amberpark Drive, Suite 600
                                             Alpharetta, Georgia 30004
                                             Attention: Bruce S. Richards
                                                        Corporate Vice
                                                        President, General
                                                        Counsel and Secretary
                                             Fax: (678) 867-8100

                    with a copy to:          Certegy Inc.
                                             P.O. Box 349
                                             Alpharetta, Georgia 30009
                                             Attention: Michael T. Vollkommer
                                                        Corporate Vice
                                                        President and Chief
                                                        Financial Officer
                                             Fax: (678) 867-8100

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Either party may, by written notice delivered to the other party in accordance with this Section 17, change the address to which delivery of any notice shall thereafter be made.

          18. Entire Agreement. Except as set forth in the Intercompany Data Purchase Agreement (the "Data Purchase Agreement") and the Intellectual Property Agreement (the "Intellectual Property Agreement"), each executed as of the date hereof by the parties hereto, this Agreement, including all Exhibits hereto, constitutes the entire understanding of the parties hereto with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. All Exhibits attached hereto are by this reference made a part of this Agreement and are incorporated herein.

          19. Severability. The provisions of this Agreement are severable and should any provision hereof be void, voidable or unenforceable under any applicable law, such provision shall not affect or invalidate any other provision of this Agreement, which shall continue to govern the relative rights and duties of the parties as though such void, voidable or unenforceable provision were not a part hereof.

          20.  Third Party Agreements.

          (a) Equifax and Certegy recognize that certain support services described on the Exhibits hereto and certain related software and hardware licenses ("Licenses") are provided by third parties under specific third party agreements ("Third Party Agreements"). Equifax and Certegy further recognize that the Third Party Agreements may have been entered into by either Equifax or Certegy and that the other receives support services and Licenses as a result of the Third Party Agreements. Equifax and Certegy shall (i) use their respective commercially reasonable efforts to cause the third party providers to continue to provide the support and Licenses to the other under the terms of the Third Party Agreements as in effect as of the Effective Time if such support or Licenses (as applicable) are necessary for a party to provide or receive the services described herein and (ii) if successful in causing third party providers to provide support and Licenses to the other party, pass through to the other party any service levels to which Equifax or Certegy is entitled under such Third Party Agreements. In the event that a Third Party Agreement terminates prior to the expiration of the term for the related services described on the applicable Exhibit hereto, the parties shall use their reasonable commercial efforts to secure an alternative method of making the services or Licenses available to the recipient of such services or Licenses, which alternative has terms and results in economic benefits and burdens to the parties which are substantially similar to those that exist as of the date hereof.

          (b) In the event that either Equifax or Certegy allows a member of the other party's Group to use software or hardware that is licensed from a third party under a Third Party Agreement, the other party shall abide by the applicable terms and conditions of such Third Party Agreement.

          21. Further Assurances and Consents. In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto will use its reasonable

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

efforts to (a) execute and deliver such further instruments and documents and take such other actions as the other party may reasonably request in order to effectuate the purposes of this Agreement and to carry out the terms hereof and
(b) take, or cause to be taken, all actions, and do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements or otherwise to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using its reasonable efforts to obtain any consents and approvals and make any filings and applications; provided that no party hereto shall be obligated to pay any consideration therefor (except for filing fees and other similar charges) to any third party from whom such consents, approvals and amendments are requested or to take any action or omit to take any action if the taking of or the omission to take such action would be unreasonably burdensome to the party or its Group or the business thereof.

          22. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Georgia, without regard to the conflicts of law rules of such state. Notwithstanding the foregoing, if all of the providers and recipients of services under a particular Exhibit are residents of the same country (other than the United States), this Agreement shall be construed in accordance with, and governed by, the laws of such country with respect to such Exhibit only.

          23. Disputes. Any disputes arising under this Agreement shall be resolved in accordance with Section 15.10 of the Distribution Agreement; provided, however, that if all of the providers and recipients of services under a particular Exhibit are residents of the same country (other than the United States), the following terms will apply in place of those described in Sections 15.10(c) and 15.10(d) of the Distribution Agreement, with respect to disputes arising under such Exhibit only: (a) the third arbitrator as described in
Section 15.10(c) of the Distribution Agreement shall be a lawyer licensed to practice in such country, (b) all questions of law shall be governed by the laws of such country and (c) the arbitration described in Section 15.10(d) of the Distribution Agreement shall be conducted in such country (or such other place as agreed upon by the parties and the arbitrators).

          24. Headings. The Section headings set forth in this Agreement are included for administrative, organizational and convenience purposes, and are not intended to affect the meaning of the provisions set forth in this Agreement or to be used in the interpretation of this Agreement.

          25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                              EQUIFAX INC.



                              By:    /s/ Kent E. Mast
                                 ---------------------------------------
                              Name:  Kent E. Mast
                                   -------------------------------------
                              Title: Corporate Vice President, General
                                    ------------------------------------
                                     and Secretary
                                     -----------------------------------


                              CERTEGY INC.


                              By:    /s/ Bruce S. Richards
                                 ---------------------------------------
                              Name:  Bruce S. Richards
                                   -------------------------------------
                              Title: Corporate Vice President, General
                                    ------------------------------------
                                     and Secretary
                                     -----------------------------------

                                       12